UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SA FUNDS - INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

SA FUNDS - INVESTMENT TRUST
SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

November 30, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses two proposals to be voted upon by shareholders (the “Shareholders”) of the above-named Funds, each a series of SA Funds - Investment Trust (the “Trust”). Please review the Proxy Statement and cast your vote on each of the proposals, as applicable. After considering each of the proposals, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved each proposal. The Board recommends that shareholders vote FOR each proposal.

LWI Financial Inc. (“Loring Ward”) serves as each Fund’s investment adviser and administrator, under investment advisory and administrative services agreements between Loring Ward and the Trust, on behalf of each Fund (the “Existing Advisory Agreements”). As each Fund’s investment adviser, Loring Ward is responsible for each Fund’s overall investment strategy and its implementation.

As discussed in more detail in the enclosed Proxy Statement, on September 27, 2018, Loring Ward Holdings Inc., the parent company of Loring Ward, entered into an agreement and plan of merger (the “Transaction Agreement”) with Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). Following the closing of the Transaction (“Closing”), Loring Ward will join with an existing Focus subsidiary, BAM Advisor Services, LLC (“BAM”), which is part of The Buckingham Family of Financial Services. After Closing, BAM will serve as each Fund’s investment adviser (the “Adviser”) pursuant to Interim Advisory Agreements (as defined and discussed in more detail below).

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. Loring Ward’s business is expected to continue to operate, as part of BAM. If successful, the Closing will result in a change of control of Loring Ward (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements, as well as the current sub-advisory agreements (the “Existing Sub-Advisory Agreements”) by and among the Trust (on behalf of each of the Sub-Advised Funds), Loring Ward and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds, (“DFA” or the “Sub-Adviser”), each contain a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements, triggering the automatic termination of each agreement.

To provide for continuity in the operation of the Funds, at a special meeting held on November 2, 2018, the Board approved: (1) interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”); and (2) interim Investment Sub-Advisory Agreements by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreements”) that will each take effect immediately upon Closing. In reliance upon applicable rules under the 1940 Act, the Adviser and the Sub-Adviser will be permitted to provide investment advisory and sub-advisory services to the relevant Funds under the Interim Advisory and Sub-Advisory Agreements, as applicable, for up to 150 days following Closing, and may do so without having received the prior approval of shareholders of the relevant Funds. The terms and conditions of the Interim Advisory and Sub-Advisory Agreements are substantially identical to the Existing Advisory and Sub-Advisory Agreements, except to reflect the new Adviser (BAM), and the duration, termination and escrow provisions described in more detail in the Proxy Statement. The Interim Advisory Agreements and Interim Sub-Advisory Agreements may be terminated prior to the completion of its 150-day term, and they will terminate in the event that shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreements, as applicable (each defined below).

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, you are being asked to approve: (1) new investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “New Advisory Agreements”); and (2) new investment sub-advisory agreements by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreements”).

Under the New Advisory and Sub-Advisory Agreements, the Adviser and the Sub-Adviser, as applicable, will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after Closing. In addition, the Trustees will continue in their positions after Closing.

The Transaction will NOT: alter your Fund’s investment objective(s) and strategies; change the name of your Fund; alter the number of shares you own of your Fund; or cause a change to the advisory (or sub-advisory) fees charged.

The Board recommends that you vote FOR each proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Broadridge at (844) 670-2133.

Very truly yours,

/s/ Alex Potts
Alex Potts
President and Chief Executive Officer
SA Funds - Investment Trust

SA FUNDS - INVESTMENT TRUST

SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a funds of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On
January 29, 2019

10 Almaden Blvd., 15th Floor
San Jose, CA 95113

(844) 366-0905

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds, each a series of SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of LWI Financial Inc. (“Loring Ward”), 10 Almaden Blvd., 15th Floor, San Jose, California 95113, on January 29, 2019 at 10:00 a.m. (Pacific Time). At the Meeting, Shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal	Applicable Funds
To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	All Funds

To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	The Sub-Advised Funds

The Board recommends that you vote FOR each of the proposals.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on November 16, 2018 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

This notice and the accompanying proxy materials are first being sent to shareholders on or about November 30, 2018.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 29, 2019

The Proxy Statement is available on the Internet at www.proxyvote.com.

By order of the Board of the Trust, on behalf of the Funds.

/s/ Marcy Tsagarakis
Marcy Tsagarakis
Secretary
SA Funds - Investment Trust

November 30, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening with respect to the Transaction?

LWI Financial Inc. (“Loring Ward”) currently serves as each Fund’s investment adviser and administrator under investment advisory and administrative services agreements between Loring Ward and the Trust, on behalf of each Fund (the “Existing Advisory Agreements”). As each Fund’s investment adviser, Loring Ward is responsible for each Fund’s overall investment strategy and its implementation.

On September 27, 2018, Loring Ward Holdings Inc., the parent company of Loring Ward, entered into an agreement and plan of merger (the “Transaction Agreement”) with Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). Following the closing of the Transaction (“Closing”), Loring Ward will join with an existing Focus subsidiary, BAM Advisor Services, LLC (“BAM”), which is part of The Buckingham Family of Financial Services. After Closing, BAM will serve as each Fund’s investment adviser (the “Adviser”) pursuant to Interim Advisory Agreements (as defined and discussed in more detail below).

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. Loring Ward’s business is expected to continue to operate as part of BAM. If successful, the Closing will result in a change of control of Loring Ward (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements, as well as the current sub-advisory agreements (the “Existing Sub-Advisory Agreements”) by and among the Trust (on behalf of each of the Sub-Advised Funds), Loring Ward and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds, (“DFA” or the “Sub-Adviser”), each contain a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the Existing Advisory Agreements and the Existing Sub-Advisory Agreements, triggering the automatic termination of each agreement.

To provide for continuity in the operation of the Funds, at a special meeting held on November 2, 2018, the Board approved: (1) interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”); and (2) interim investment sub-advisory agreements by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreements”) that will each take effect immediately upon Closing. In reliance upon applicable rules under the 1940 Act, the Adviser and the Sub-Adviser will be permitted to provide investment advisory and sub-advisory services to the relevant Funds under the Interim Advisory and Sub-Advisory Agreements, as applicable, for up to 150 days following Closing, and may do so without having received the prior approval of shareholders of the relevant Funds. The terms and conditions of the Interim Advisory and Sub-Advisory Agreements are substantially identical to the Existing Advisory and Sub-Advisory Agreements, except to reflect the new Adviser (BAM), and the duration, termination and escrow provisions described in more detail in the Proxy Statement. The Interim Advisory Agreements and Interim Sub-Advisory Agreements may be terminated prior to the completion of its 150-day term, and will terminate in the event that shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreements, as applicable (each defined below) which would become effective and replace the interim agreements.

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To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, you are being asked to approve: (1) new investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “New Advisory Agreements”); and (2) new investment sub-advisory agreements by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreements”).

Under the New Advisory and Sub-Advisory Agreements, the Adviser and the Sub-Adviser, as applicable, will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after Closing. However, there can be no assurance that any particular employee of the Adviser or Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

To continue to provide for continuity in the operation of the Funds following the Closing, and for reasons described in greater detail in this proxy statement, the Board recommends that Shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreements.

The Proxy Statement provides additional information about the Adviser, the Sub-Adviser and the proposals. If Shareholders of a Fund approve the New Advisory and Sub-Advisory Agreements, the effectiveness of each agreement is contingent upon the Closing occurring (and the effectiveness of the New Sub-Advisory Agreements for a Fund is contingent upon the New Advisory Agreement being approved for that Fund). If the Transaction is consummated, the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement will become effective for each Fund upon approval of such agreements by Shareholders of such Fund. If the Transaction is not consummated, the New Advisory Agreement and New Sub-Advisory Agreement will not become effective.

The Board recommends that you vote FOR the proposals to approve the New Advisory Agreement for your Fund(s) and, as applicable, the New Sub-Advisory Agreement.

Q.	Why am I being asked to vote on the New Advisory Agreements and New Sub-Advisory Agreements?

A.

As described above, the Closing will trigger an “assignment” of your Fund’s Existing Advisory Agreement and, as applicable, Existing Sub-Advisory Agreement, resulting in the automatic termination of each agreement. The 1940 Act requires that new advisory and sub- advisory agreements (other than interim advisory and sub-advisory agreements, as described in the Proxy Statement) be approved by the Board and shareholders of a fund in order to become effective. To ensure that the operation of your Fund can continue without any interruption and that the Adviser and, with respect to the Sub-Advised Funds, the Sub- Adviser, can provide your Fund with the services that are currently being provided to your Fund, the Board recommends that you approve the New Advisory Agreement and, with respect to the Sub-Advised Funds, the New Sub-Advisory Agreement for your Fund.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objective(s) and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreements are substantially identical to the Existing Advisory Agreements, except for the new Adviser and the new commencement date. The terms of the New Sub-Advisory Agreements are the same as the Existing Sub-Advisory Agreements, except to reflect the new Adviser and the new commencement date. If approved by Shareholders, the New Advisory Agreements and New Sub-Advisory Agreements will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged under the relevant New Advisory Agreement and, if applicable, New Sub- Advisory Agreement are the same as under your Fund’s Existing Advisory Agreement and Existing Sub-Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser who are involved in managing the Funds are not expected to change after the Closing. The Sub-Adviser is expected to continue to sub-advise the Sub-Advised Funds after the Closing and the investment advisory personnel of the Sub-Adviser who currently manage the Sub-Advised Funds are expected to continue to do so after the Closing. In addition, the Trustees will continue in office after the Closing. However, there can be no assurance that any particular employee of the Adviser or Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

Q.	Will any Fund’s name change?

A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will there be any Sub-Adviser changes?

A.	No. The Sub-Adviser is expected to continue to sub-advise the Sub-Advised Funds after the Closing pursuant to the same investment objective and strategies currently in place.

Q.	Will the fee rates payable under the New Advisory Agreements and, as applicable, New Sub-Advisory Agreements increase as a result of the Transaction?

A.

No. The proposals to approve the New Advisory Agreements and New Sub-Advisory Agreements do not seek any increase in fee rates. In addition, all of the current fee caps, set forth in the existing Fee Waiver and Expense Reimbursement Letter Agreements, will remain in effect after Closing until October 28, 2021 for the Sub-Advised Funds and July 1, 2025 for the Allocation Fund.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. Focus (the parent company of BAM) has agreed to bear any such costs that would otherwise be borne by the Funds.

Q.	Why are you sending me this information?

A.

You are receiving these proxy materials because as of the Record Date (defined below) you owned shares in one or more of the Funds and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of a Fund as of the close of business on November 16, 2018 (the “Record Date”), you are entitled to vote.

Q.	What if a Fund’s shareholders do not approve the New Advisory Agreement or New Sub-Advisory Agreement?

A.

Should a Fund’s shareholders not approve the New Advisory Agreement or New Sub- Advisory Agreement, as applicable, with respect to that Fund prior to the expiration of the 150-day term of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances. Importantly, approval of a New Advisory Agreement or New Sub-Advisory Agreement with respect to a particular Fund by shareholders of that Fund is not contingent upon approval of the New Advisory Agreement or New Sub-Advisory Agreement with respect to any other Fund.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Phone:	Call the number printed on the enclosed proxy card(s);

By Internet:	Access the website address printed on the enclosed proxy card(s); or

In Person:	Attend the Meeting as described in the Proxy Statement.

Q.	Why might there be more than one proxy card enclosed?

A.

If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of the New Advisory Agreement for that Fund and, as applicable, the New Sub- Advisory Agreement for that Fund.

Q.	What vote is required to approve each proposal?

A.

Approval of each of the proposals require the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

You may revoke your proxy at any time before it is exercised by giving notice of your revocation to your Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.	How can I obtain a copy of a Fund’s annual report?

A.

If you would like to receive a copy of the latest annual report for any Fund, please call 1- 844-366-0905, or write to the Fund, SA Funds - Investment Trust, 10 Almaden Blvd. 15th Floor, San Jose, California 95113. If a Fund has issued an annual report, the report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, Broadridge 1-844-670-2133.

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VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	Registration	Valid Signature
A.	1) ABC Corp.	John D. Smith, Treasurer
	2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer

B.	1) ABC Corp. Profit Sharing Plan	Jane B. Smith, Trustee
	2) ABC Trust	Jane B. Smith, Trustee

C.	1) Jane B. Smith, Cust. f/b/o	Jane B. Smith
Mary C. Smith UGMA

INSTRUCTIONS FOR VOTING
BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the enclosed Proxy Statement and have your proxy card(s) handy.

2.	Call the toll-free number or visit the website indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

SA FUNDS - INVESTMENT TRUST

SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a funds of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

10 Almaden Blvd., 15th Floor
San Jose, CA 95113

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

to be held on January 29, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of the SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of LWI Financial Inc. (“Loring Ward”), 10 Almaden Blvd. 15th Floor, San Jose, California on January 29, 2019, at 10:00 a.m. (Pacific Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about November 30, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, Loring Ward, and/or its affiliates and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked to the vote on the following proposals with respect to each Fund in which they own shares:

Proposal		Applicable Funds
1.	To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	All Funds

2.	To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	The Sub-Advised Funds

The Board has set the close of business on November 16, 2018 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.”

Copies of the Funds’ annual reports have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual reports. To request a copy of the Proxy Statement or a report, please call 1-844-670-2133 (for proxy materials) or 1-844-366-0905 (for reports), write to the Fund at SA Funds - Investment Trust, 10 Almaden Blvd. 15th Floor, San Jose, California 95113, or visit the Fund’s website at www.sa-funds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

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GENERAL OVERVIEW

The Transaction

LWI Financial Inc. (“Loring Ward”) serves as each Fund’s investment adviser and administrator, under investment advisory and administrative services agreements between Loring Ward and the Trust, on behalf of each Fund (the “Existing Advisory Agreements”). As each Fund’s investment adviser, Loring Ward is responsible for each Fund’s overall investment strategy and its implementation.

On September 27, 2018, Loring Ward Holdings Inc. (“LWI”), the parent company of Loring Ward, entered into an agreement and plan of merger (the “Transaction Agreement”) with Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). Following the closing of the Transaction (“Closing”), Loring Ward will join with an existing Focus subsidiary, BAM Advisor Services, LLC (“BAM”), which is part of The Buckingham Family of Financial Services. After Closing, BAM will serve as each Fund’s investment adviser (the “Adviser”) pursuant to Interim Advisory Agreements (as defined and discussed in more detail below).

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. Loring Ward’s business is expected to continue to operate as part of BAM. If successful, the Closing will result in a change of control of Loring Ward (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements, as well as the current sub-advisory agreement by and among the Trust (on behalf of each of the Sub-Advised Funds), Loring Ward and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds, (“DFA” or the “Sub-Adviser”) (the “Existing Sub-Advisory Agreement”), each contain a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of the Existing Advisory Agreements and the Existing Sub-Advisory Agreement, triggering the automatic termination of each agreement.

To provide for continuity in the operation of the Funds, at a special meeting held on November 2, 2018, the Board approved: (1) interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”); and (2) an interim investment sub-advisory agreement by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) that will each take effect immediately upon Closing. In reliance upon applicable rules under the 1940 Act, the Adviser and the Sub-Adviser will be permitted to provide investment advisory and sub-advisory services to the relevant Funds under the Interim Advisory and Sub-Advisory Agreements, as applicable, for up to 150 days following Closing, and may do so without having received the prior approval of shareholders of the relevant Funds. The terms and conditions of the Interim Advisory and Sub-Advisory Agreements are substantially identical to the Existing Advisory and Sub-Advisory Agreements, except for the new Adviser, duration, termination and escrow provisions. The Interim Advisory Agreements and Interim Sub-Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreement, as applicable (each defined below).

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, you are being asked to approve: (1) new investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “New Advisory Agreements”); and (2) a new investment sub-advisory agreement by and among the Trust (on behalf of the Sub-Advised Funds), the Adviser and the Sub-Adviser, (the “New Sub-Advisory Agreement”).

Under the New Advisory and Sub-Advisory Agreements, the Adviser and the Sub-Adviser, as applicable, will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after Closing. In addition, the Trustees will continue in their positions after Closing.

The Transaction will NOT: alter your Fund’s investment objective(s) and strategies; change the name of your Fund; alter the number of shares you own of your Fund; or cause a change to the advisory (or sub-advisory) fees.

About the Adviser

The merger between Loring Ward and BAM will allow the combined entity (the “Adviser”) to be one of the largest “Evidenced Based” Investment Turnkey Asset Management Platform (“TAMP”) in the country, serving over 300 independent registered investment advisers and over 75 broker-dealers. The Adviser believes that the combined entity will able to provide the same or better level of advisory and administrative services to the Funds, while also potentially providing expanded opportunities for positive flows into Fund shares, which may benefit Fund shareholders to the extent such flows are able to create certain additional economies of scale.

Loring Ward, 10 Almaden Blvd., 15th Floor, San Jose, California 95113, is the SA Funds’ current investment adviser. Since its organization in July 1998, Loring Ward has provided investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. As of November 1, 2018, Loring Ward had approximately $16.3 billion in assets under management. Loring Ward is a wholly-owned subsidiary of Loring Ward Holdings Inc., which has the same address as Loring Ward.

BAM, 8182 Maryland Avenue, St. Louis, Missouri 63105, is a fee-only investment adviser and has been providing services since 1997, either as BAM or as BAM’s predecessor entity. As of September 1, 2018, BAM had $3.65 billion of regulatory assets under management through its role as fixed income sub-adviser to independent registered investment advisory firms. In addition, BAM provides administrative, back-office and retirement plan services to $16.15 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. BAM’s total amount of assets under management or administration was $19.80 billion.

BAM is a wholly owned subsidiary of Focus Operating, LLC, a wholly owned subsidiary of Focus Financial Partners, LLC, 825 Third Avenue, 27th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners, Inc. (“Focus”). Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015. In July 2018, Focus conducted an initial public offering of its shares of common stock. Shares of Focus’ common stock are traded on the NASDAQ Global Select Market (FOCS). BAM is affiliated through both common ownership and control with Buckingham Asset Management, LLC, d/b/a Buckingham Strategic Wealth (Buckingham), also a registered investment adviser. The officers of BAM are also the officers of Buckingham.

BAM primarily provides turnkey asset management services to independent registered investment advisers. BAM’s “back-office services” include marketing, administration, support and investment advice to investment advisers throughout the country. BAM’s objective is to provide resources to advisers who understand and practice the tenets of Modern Portfolio Theory (MPT). BAM’s turnkey asset management services allow advisers to devote their time to building a financial advisory practice while outsourcing the back-office operations.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, Certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. BAM and Focus have agreed to conduct their respective businesses and, to the extent within their reasonable control, cause each of their respective affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a period of three years after Closing, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor adviser (i.e., Loring Ward) or the successor adviser (i.e., BAM). The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the date the Transaction closed.

The second condition of Section 15(f) is that, for a period of two years following Closing, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as BAM) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Post-Transaction Structure and Operations

It is intended that, after the closing of the Transaction (“Closing”), BAM will serve as each Fund’s Adviser pursuant to an Interim Advisory Agreement (as defined and discussed in more detail below). The Transaction is not expected to result in any material change in the day-to-day management of the Funds. Loring Ward’s business is expected to continue to operate as part of BAM. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after Closing. However, there can be no assurance that any particular employee of Loring Ward or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing.

The Board and the Adviser currently do not anticipate any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The Trustees will continue in office after the Closing and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers other than the investment adviser are proposed, planned or anticipated by the Board, the Adviser and the Sub-Adviser at this time.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT

(All Funds)

Background

Loring Ward currently serves as investment adviser and administrator to each Fund under investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and Loring Ward (the “Existing Advisory Agreements”). The date of each Fund’s Existing Advisory Agreement and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix B to this Proxy Statement.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements provide for automatic termination in the event of an assignment, which will occur upon the Closing, if the Transaction is consummated. To provide for continuity in the operation of the Funds, at a special meeting held on November 2, 2018, the Board approved interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”).

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve new investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreements”). As described above, approval of the New Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If the Transaction is consummated and the New Advisory Agreement is approved by the Shareholders of a Fund, the New Advisory Agreements will become effective for that Fund upon the date of such approval.

Board Approval and Recommendation

On November 2, 2018, the Board, including the Trustees who are not “interested persons” of the Funds, Loring Ward and the Sub-Adviser within the meaning of the 1940 Act (the “Independent Trustees”), unanimously approved the New Advisory Agreements for each Fund and unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreements and the New Advisory Agreement

One New Advisory Agreement is being proposed for the Sub-Advised Funds and a separate New Advisory Agreement is being proposed for the Allocation Fund. Each New Advisory Agreement is substantially the same as the parallel Existing Advisory Agreement. Each form of New Advisory Agreement is set forth in Appendix K to this Proxy Statement.

The advisory fee rates under the New Advisory Agreements with respect to each Fund are the same as the fee rates under each Fund’s Existing Advisory Agreement. The Adviser has advised the Board that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of the Adviser to fulfill its obligations to the Funds.

Differences between the Existing Advisory Agreements and the New Advisory Agreement. The New Advisory Agreements are substantially the same as the Existing Advisory Agreements, except for the new Adviser and the new commencement date. For a more complete understanding of the agreements, you should read the form of New Advisory Agreements contained in Appendix K.

Interim Advisory Agreement

Under the Transaction Agreement, LWI has agreed to cause Loring Ward to use commercially reasonable efforts to obtain approval of new investment management agreements for the Funds advised by Loring Ward, by the Board and shareholders of each Fund; however, obtaining such approvals is not a condition of the Closing. The Closing is planned to occur prior to the Meeting.

Accordingly, as discussed above, interim investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreements”) will take effect upon the Closing. On November 2, 2018, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreements in order to assure continuity of investment advisory services to the Funds after the Closing.

The terms of the Interim Advisory Agreements are substantially identical to those of the Existing Advisory Agreements and the New Advisory Agreements, except to reflect the new Adviser (BAM), and the duration, termination and escrow provisions described below. Each Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by BAM under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period with respect to such Fund, the amount held in the escrow account under the Interim Advisory Agreement will be paid to BAM. If Shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and BAM will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount held in the escrow account with respect to such Fund under the applicable Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreements may be terminated by the Trust on ten days written notice to BAM.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to Loring Ward or any affiliated person of Loring Ward for services provided to the Fund except as set forth on Appendix D to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, Loring Ward or the Sub-Adviser.

Information about the Adviser

The merger between Loring Ward and BAM will allow the combined entity (the “Adviser”) to be one of the largest “Evidenced Based” Investment Turnkey Asset Management Platform’s (“TAMP”) in the country, serving over 300 independent registered investment advisers and over 75 broker-dealers. The Adviser believes that the combined entity will able to provide the same or better level of advisory and administrative services to the Funds, while also potentially providing expanded opportunities for positive flows into Fund shares, which may benefit Fund shareholders to the extent such flows are able to create certain additional economies of scale.

Loring Ward, 10 Almaden Blvd., 15th Floor, San Jose, California 95113, is the SA Funds’ investment adviser. Since its organization in July 1998, Loring Ward has provided investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. As of October 31, 2018, Loring Ward had approximately $16.1 billion in assets under management.

BAM is a fee-only investment adviser and has been providing services since 1997, either as BAM or as BAM’s predecessor entity. As of September 1, 2018, BAM had $3.65 billion of regulatory assets under management through its role as fixed income sub-adviser to independent registered investment advisory firms. In addition, BAM provides administrative, back-office and retirement plan services to $16.15 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of September 1, 2018, BAM’s total amount of assets under management or administration was $19.80 billion.

BAM is a wholly owned subsidiary of Focus Operating, LLC, a wholly owned subsidiary of Focus Financial Partners, LLC (“Focus LLC”). The sole managing member of Focus. LLC is Focus Financial Partners, Inc. (“Focus”). Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015. In July 2018, Focus conducted an initial public offering of its shares of common stock. Shares of Focus’ common stock are traded on the NASDAQ Global Select Market (FOCS).

BAM is affiliated through both common ownership and control with Buckingham Asset Management, LLC, d/b/a Buckingham Strategic Wealth (“Buckingham”), also a registered investment adviser. The officers of BAM are also the officers of Buckingham.

BAM primarily provides turnkey asset management services to independent registered investment advisers (“investment advisors”). BAM’s “back-office services” include marketing, administration, support and investment advice to investment advisors throughout the country. BAM’s objective is to provide resources to advisors who understand and practice the tenets of Modern Portfolio Theory (MPT). BAM’s turnkey asset management services allow advisors to devote their time to building a financial advisory practice while outsourcing the back-office operations.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix E to this Proxy Statement.

Required Vote

Approval of the New Advisory Agreements with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

(Sub-Advised Funds only)

Background

Dimensional Fund Advisors LP currently serves as investment sub-adviser to each Sub-Advised Fund under sub-advisory agreements among the Trust, on behalf of each Sub-Advised Fund, Loring Ward and the Sub-Adviser (the “Existing Sub-Advisory Agreements”).

The date of the Existing Sub-Advisory Agreements with respect to each Fund and the date on which it was last approved by Shareholders and approved for continuance by the Board are provided on Appendix F to this Proxy Statement.

As required by the 1940 Act, the Existing Sub-Advisory Agreements provide for their automatic termination in the event of an assignment. As a result, upon the Closing, the Existing Sub-Advisory Agreements will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective.

The Proposal

Shareholders of each Sub-Advised Fund are being asked to approve a new sub-advisory agreement among the Trust, on behalf of such Sub-Advised Fund, the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreements”). If approved by Shareholders of the Sub-Advised Funds, the New Sub-Advisory Agreement will be effective for that Sub-Advised Fund upon the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement.

Board Approval and Recommendation

On November 2, 2018, the Board, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements for each Sub-Advised Fund and unanimously recommended that Shareholders of each Sub-Advised Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements

The terms of the New Sub-Advisory Agreements are substantially identical to the terms of the Existing Sub-Advisory Agreements, except for the new Adviser and the new commencement date. The sub-advisory fee rates under the New Sub-Advisory Agreements with respect to each Fund are the same as the fee rates for those services under the Existing Sub-Advisory Agreements. Loring Ward and the Sub-Adviser have advised the Board that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Sub-Advised Funds or have any adverse effect on the ability of the Sub-Adviser to fulfill its obligations under the New Sub-Advisory Agreements.

For a more complete understanding of the agreement, you should read the form of the New Sub-Advisory Agreements contained in Appendix L.

Interim Sub-Advisory Agreements

Pursuant to the Transaction Agreement, LWI has agreed to cause Loring Ward to use commercially reasonable efforts to obtain approval of new investment management agreements for the Funds advised by Loring Ward, including the Sub-Advised Funds, by the Board and shareholders of each Fund; however, obtaining such approvals is not a condition of the Closing. The Closing is planned to occur prior to the Meeting.

Accordingly, as discussed above, an interim investment sub-advisory agreement by and amongst the Trust, on behalf of each Fund, the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the Closing. On November 2, 2018, the Board, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreements for each Sub-Advised Fund in order to assure continuity of investment sub-advisory services to the Sub-Advised Funds after the Closing.

The terms of the Interim Sub-Advisory Agreements are substantially identical to those of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements, except to reflect the new Adviser (BAM), and the duration, termination and escrow provisions described below. The Interim Sub-Advisory Agreements will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of the Sub-Advised Funds approve the New Sub-Advisory Agreements. Compensation earned by DFA under the Interim Sub-Advisory Agreements will be held in an interest-bearing escrow account. Pursuant to the Interim Sub-Advisory Agreements: if Shareholders of a Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account for such Fund under the Interim Sub-Advisory Agreement will be paid to DFA; but if Shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and DFA will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount held in the escrow account for such Fund under the Interim Sub-Advisory Agreement, plus interest earned on such amount. The Interim Sub-Advisory Agreements may be terminated by the Trust on ten days written notice to DFA and BAM.

By a separate agreement between BAM and DFA, if Shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of 90 days from Closing, BAM has agreed to pay DFA an amount equal to the total amount of related sub-advisory fees, plus interest earned, held in the escrow account for such Fund under the Interim Sub-Advisory Agreement as of the first business day of the next month following 90 calendar days from Closing and then pay DFA the applicable sub-advisory fees under the Interim Sub-Advisory Agreement as of the first business day of each calendar month thereafter for the term covered by the Interim Sub-Advisory Agreement. If applicable, such payment to DFA by BAM will be paid: (1) from BAM’s own resources and not from the amount held in escrow or Fund assets; and (2) instead of the equal amount held in the escrow account for such Fund under the Interim Sub-Advisory Agreement. The intent of this second agreement is that BAM (and not any Fund) will pay DFA the amount of fees that DFA would have received from each Fund for services rendered during the 150-day period if the shareholders had approved the Fund’s New Sub-Advisory Agreement, even if that Fund’s shareholders do not approve that Agreement. Any amounts paid to DFA by BAM under this separate agreement are instead of and not duplicative of any equal amounts otherwise payable to DFA under the Interim Sub-Advisory Agreements. Thus, when the amounts payable to DFA with respect to a particular Fund under the applicable Sub-Advisory Agreement are released from the escrow account pursuant to the applicable Interim Sub-Advisory Agreement’s terms, the portion of the amount held in the escrow account that is equal to the amount of the interim payments already paid to DFA by BAM, pursuant to the separate agreement, will be directed by DFA immediately for payment to BAM.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Sub-Advised Fund’s most recently completed fiscal year, no Sub-Advised Fund made any material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Sub-Advised Fund except as set forth on Appendix H to this Proxy Statement.

No Sub-Advised Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Sub-Advised Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Sub-Advised Fund, Loring Ward or the Sub-Adviser.

Information about the Sub-Adviser

Dimensional Fund Advisors LP, whose headquarters are located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds other than the Allocation Fund (the “Sub-Adviser”). Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of September 30, 2018, the Sub-Adviser and its advisory affiliates managed approximately $595 billion in assets firm-wide across the Sub-Adviser and its subsidiaries. The Sub-Adviser is organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, and the Sub-Adviser’s general partner, Dimensional Holdings Inc., a Delaware corporation located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Holdings LLC is in turn controlled by its sole member, Dimensional Holdings, Inc.

The Sub-Adviser also serves as investment adviser to the DFA International Small Company Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Funds. Investment strategies for the SA Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Funds and also approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

Certain information about the Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Adviser and its affiliates and certain other information is attached in Appendix I to this Proxy Statement.

Required Vote

Approval of the New Sub-Advisory Agreements with respect to a Sub-Advised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Sub-Advised Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Sub-Advised Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED FUND VOTE “FOR” PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board, including the Independent Trustees, met in person on November 2, 2018 to evaluate, among other matters, the Transaction, as well as Loring Ward, the Adviser and the Sub-Adviser, and to determine whether to approve the New Advisory Agreements and the New Sub-Advisory Agreements, as applicable, and to recommend approval to Shareholders. The Independent Trustees also met separately to consider the foregoing. At the Board meeting and throughout the process of considering the Transaction, the Board was advised by counsel to the Trust and the Independent Trustees were advised by separate counsel to the Independent Trustees.

In their consideration of the approval of the New Advisory Agreements and New Sub-Advisory Agreements, the Board, counsel to the Independent Trustees and counsel to the Trust requested certain materials from Loring Ward, the Adviser and the Sub-Adviser and reviewed their responses thereto. The Board communicated with senior representatives of Loring Ward, the Adviser and the Sub-Adviser regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees spoke with representatives of Loring Ward and the Adviser during the Board meeting and, with respect to the Independent Trustees, in private sessions to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of Loring Ward indicated their belief, based on discussions with Focus and BAM, that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior personnel and investment advisory personnel of the Adviser who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; or (iii) the capabilities of the Sub-Adviser to continue to provide the same level of sub-advisory services to the Sub-Advised Funds. Loring Ward recommended that the Board approve the New Advisory Agreements and New Sub-Advisory Agreements and that the Board recommend that Shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements.

Board Approval of the Investment Advisory Agreements and Sub-Advisory Agreements

Advisory Agreements

At an in-person meeting held on November 2, 2018 (the “Meeting”), the Board, consisting solely of Independent Trustees, considered the approval of each of the Interim Advisory Agreements, for a period ending on the earlier of 150 days from the Closing or when Shareholders of a Fund approve the New Advisory Agreement, and each of the New Investment Advisory Agreements, for an initial two-year term, renewable annually thereafter, (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In approving the Advisory Agreements, the Board was advised by counsel to the Independent Trustees and took into account both information prepared specifically in connection with its review of the Advisory Agreements at the Meeting, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Advisory Agreements at an in-person meeting of the Board on May 25, 2018 following a related telephonic meeting of the Board on May 7, 2018 (collectively, the “Prior 15(c) Meeting”).

In connection with the Board’s review of the Advisory Agreements, BAM, together with key personnel from Loring Ward who will continue to manage or supervise the management of the Funds as employees of BAM, advised the Board about a variety of matters, including the following:

●

No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management or other shareholder services; BAM’s representation that the additional resources available at BAM could help enhance service quality to the Funds.

●

All of the key Loring Ward investment advisory personnel who currently assist in the management of the Funds are expected to continue to do so after the Transaction as employees of BAM, if they choose to become employees of BAM. In addition, all key investment personnel of the Sub-Adviser who currently assist in the management of the Sub-Advised Funds are expected to continue to do so after the Transaction.

●	The terms and conditions of the Advisory Agreements, including each Fund’s contractual fee rate, will remain substantially identical.
●	In addition, the current fee cap for each Fund, as applicable, will remain in effect after Closing until October 28, 2021 for the Sub-Advised Funds and July 1, 2025 for the Allocation Fund.
●

The investment philosophy, strong compliance culture and financial resources of BAM, the plans for integrating BAM and Loring Ward and the compatibility of their businesses, and the potential benefits to shareholders of the Funds of BAM becoming investment adviser to the Funds.

●

BAM has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Adviser.

The Board considered BAM’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation, as well as BAM’s stated commitment to maintaining a strong compliance culture. The Board also considered: the capabilities, resources, and personnel of BAM, including personnel of Loring Ward who will join BAM, in order determine whether BAM is capable of providing the same level of investment management services currently provided to each Fund; and the transition and integration plans to move management of the Funds to BAM. The Board also reviewed extensive information provided by BAM related to its business, legal and regulatory affairs. This review considered the resources available to BAM to provide the services specified under the Advisory Agreements, including the supervision of the existing Sub-Adviser to the Sub-Advised Funds. In addition, the Board considered that it is anticipated that all of the portfolio managers currently managing the Funds are expected to continue to do so following the Transaction.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of BAM who will be responsible for providing services to the Funds The Board also noted the oversight role of BAM over the Sub-Adviser relating to portfolio construction and management, and compliance with the Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations.

The Board then considered the resources and infrastructure that BAM intends to devote to its compliance programs to ensure compliance with applicable laws and regulations, as well as BAM’s commitment to those programs. The Board concluded that BAM will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by Loring Ward, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Funds achieved by the Adviser. The Board considered that it is anticipated that all of the portfolio managers and other key investment personnel currently managing the Funds are expected to continue to do so following the Transaction. The Board also considered its recent review, at the Previous 15(c) Meeting, of the performance of each of the Funds for various trailing time periods, including over longer-term trailing time periods, on an absolute basis, as well as relative to each Fund’s benchmark index, certain funds determined by Broadridge Financial Solutions, Inc. to be comparable based on investment style (the “Broadridge Peer Group”) and funds managed by the Sub-Adviser with comparable investment styles. The Board noted that at the Prior 15(c) Meeting, it had concluded that the investment performance of each Fund remained competitive relative to its Broadridge Peer Group and benchmark index. The Trustees noted that based on the information presented at the Meeting and its discussion with BAM, it believes that BAM is capable of generating a level of long-term investment performance that is appropriate in light of each Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

The extent to which the Adviser will realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board evaluated potential or anticipated economies of scale in relation to the services BAM will provide to each Fund. The Board considered historic and potential growth rates in the Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board also noted that although the Funds do not have advisory fee breakpoints, BAM has contractually agreed to maintain all of the current fee caps, pursuant to new Fee Waiver and Expense Reimbursement Letter Agreements (with substantially identical terms to the existing Fee Waiver and Expense Reimbursement Letter Agreements), which will remain in effect after Closing until October 28, 2021 for the Sub-Advised Funds and July 1, 2025 for the Allocation Fund, whereby it will waive a portion of its advisory fees and/or reimburse each of the Funds for certain expenses so that each Fund does not exceed its operating expense limitation. The Board also noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to BAM, in the future.

Total expenses of the Funds and competitiveness of fees to be paid to the Adviser. The Board considered that the terms and conditions of the Advisory Agreements with BAM, including each Fund’s contractual fee rate, will remain substantially identical to the existing fee rate for each Fund, for the initial two-year term of the Advisory Agreements. The Board also noted the current fee caps, as set forth in the new Fee Waiver and Expense Reimbursement Letter Agreements with BAM, will remain in effect after Closing until October 28, 2021 for the Sub-Advised Funds and July 1, 2025 for the Allocation Fund. The Board noted that it had recently approved the existing fee rate for each Fund at the Prior 15(c) Meeting after considering extensive information, including Broadridge Peer Group information, which indicated that each Fund’s net expense ratio, a figure which includes all of the Fund’s operating expenses, excluding any dividend, interest or borrowing expenses, minus any expense waivers or other reimbursements, was below the median expense ratio of its respective Broadridge Peer Group.

The profits to be realized by the Adviser and its affiliates, from their relationship with the Trust. The Board considered potential benefits BAM and its affiliates may derive from their relationship with the Funds, including compensation received by BAM for the provision of certain shareholder and administrative services to the Funds. It was noted that BAM does not intend to receive any soft dollar research benefits from the Funds. The Board also reviewed information provided by BAM regarding its financial stability The Board considered the fact that the Funds were designed to operate in an integrated manner as a set of asset allocation vehicles and, for that reason, the anticipated profitability of BAM on a Fund-by-Fund basis was not as relevant to the Board’s determinations as overall profitability of BAM at the Trust level. The Board considered BAM’s representation that it anticipates profitability for BAM at the Trust level under the Advisory Agreements to be similar to profitability for Loring Ward at the Trust level during recent periods. The Board noted the difficulty of accurately projecting profitability in the current circumstance and noted that it would have the opportunity to give further consideration to BAM’s profitability with respect to the Funds at the end of the initial two-year term of the Advisory Agreements.

Other Considerations. In approving the Advisory Agreements, the Board considered that BAM will be making a substantial commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders and that has previously been provided to the Funds. The Board also considered that BAM has undertaken to make a commitment to the management and success of the Funds, and to employ its resources in an effort to both maintain and grow the Funds by seeking out expanded distribution opportunities, where possible.

Conclusions. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that BAM is expected to provide a high level of service to each Fund; that it has confidence in BAM’s capabilities to manage the Funds consistently with their respective specified investment objective and strategies; that each Fund’s fee structure appeared to the Board to be reasonable and fair given the nature and quality of services provided; and that the benefits that will accrue to BAM by virtue of its relationship to the Funds are reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board concluded that the approval of the Advisory Agreements for an initial two-year term was in the best interests of each Fund and its shareholders.

Sub-Advisory Agreements

At the Meeting, the Board, consisting solely of Independent Trustees, considered the approval of each of the Interim Sub-Advisory Agreements, for a period ending on the earlier of 150 days from the Closing or when Shareholders of a Fund approve the New Sub-Advisory Agreement, and each of the New Sub-Advisory Agreements, for an initial two-year term, renewable annually thereafter, (collectively, the “Sub-Advisory Agreements”).

Factors Considered in Approving the Sub-Advisory Agreements

In approving the Sub-Advisory Agreements, the Board was advised by counsel to the Independent Trustees and took into account: relevant information that was previously furnished to the Board in connection with the most recent renewal of the Existing Sub-Advisory Agreements at the Prior 15(c) Meeting; and representations that:

●

There have been no material changes in the abilities of the Sub-Adviser, the manner in which the Sub-Adviser manages the Sub-Advised Funds, or the Sub-Adviser’s capacity as the investment sub-adviser to the Sub-Advised Funds, since the Prior 15(c) Meeting.

●

No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of the sub-advisory services currently provided to the Sub-Advised Funds and their shareholders by the Sub-Adviser.

●

All of the current portfolio managers and other key investment personnel of the Sub-Adviser who currently assist in the management of the Sub-Advised Funds are expected to continue to do so after the Transaction.

●

The terms and conditions of the Sub-Advisory Agreements, including each Sub-Advised Fund’s contractual fee rate, will remain the same as the terms of the Existing Sub-Advisory Agreements for the initial two-year term of each Sub-Advisory Agreement.

In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Sub-Adviser. The Board considered the experience and qualifications of the key investment personnel of the Sub-Adviser, including the portfolio managers, who are responsible for providing services to the Sub-Advised Funds. The Board noted the role of the Sub-Adviser relating to portfolio construction and management, and compliance with the Sub-Advised Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations, as well as the Sub-Adviser’s role in implementing the Board’s directives relating to the Sub-Advised Funds. The Board also noted that all of the current portfolio managers and other key investment personnel of the Sub-Adviser are expected to continue to serve in their current roles with respect to the Sub-Advised Funds following the Transaction.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide high quality investment services to the Sub-Advised Funds.

The investment performance of the Sub-Advised Funds achieved by the Adviser and the Sub-Adviser. The Board considered that it is anticipated that all of the portfolio managers and other key investment personnel currently managing the Sub-Advised Funds are expected to continue to do so following the Transaction. The Board also considered its recent review, at the Prior 15(c) Meeting, of each of the Sub-Advised Fund’s performance for various trailing time periods, including over longer-term trailing time periods, on an absolute basis, as well as relative to each Sub-Advised Fund’s benchmark index, the Broadridge Peer Group and funds managed by the Sub-Adviser with comparable investment styles. The Board noted that at the Prior 15(c) Meeting, it had concluded that the investment performance of each Sub-Advised Fund remained competitive relative to its Broadridge Peer Group and benchmark index. The Trustees noted that based on the information presented at the Meeting and Prior 15(c) Meeting, as well as periodic discussions with the Sub-Adviser, it believes that the Sub-Adviser remains capable of generating a level of long-term investment performance that is appropriate in light of each Sub-Advised Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The extent to which the Sub-Adviser realizes economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Sub-Advised Fund shareholders.

The Board evaluated potential or anticipated economies of scale in relation to the services the Sub-Adviser will provide to each Fund. The Board considered historic and potential growth rates in the Sub-Advised Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board noted that the Sub-Advised Funds do not have sub-advisory fee breakpoints. However, the Board considered that future growth in the assets of the Sub-Advised Funds and any related economies of scale could allow BAM to negotiate lower fees with the Sub-Adviser, to the extent such growth were to create economies of scale that could appropriately be passed through to Shareholders in the form of future sub-advisory fee reductions. The Board also noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of sub-advisory fees payable to the Sub-Adviser, in the future.

Total expenses of the Sub-Advised Funds and competitiveness of fees to be paid to the Sub-Adviser. The Board considered the sub-advisory fee rates charged by the Sub-Adviser, as well as the total effective management fee rate of each Sub-Advised Fund, after taking into consideration each Sub-Advised Fund’s expense limitation arrangements. The Board noted that the terms and conditions of the Sub-Advisory Agreements, including that each Sub-Advised Fund’s contractual fee rate under the relevant Sub-Advisory Agreement will remain the same, for an initial two-year term, as the contractual fee rate in the Existing Sub-Advisory Agreements, which the Board recently approved at the Prior 15(c) Meeting.

In assessing the fees charged by the Sub-Adviser, the Board noted that the fees ranged from 3 to 47 basis points (“bps”) annually, with most of them at or below 15 bps annually, except for the SA International Value Fund (20 bps annually), the SA U.S. Small Company Fund (25 bps annually) and the SA Emerging Markets Value Fund (47 bps annually). The Board took into consideration that these fees were negotiated fees that reflected an arm’s-length negotiation between Loring Ward and the Sub-Adviser, and determined that the fees were reasonable in light of the services provided to each Sub-Advised Fund.

The Board also noted that each Sub-Advised Fund’s total net expense ratio, a figure which includes all operating expenses, excluding any dividend, interest or borrowing expenses, minus any expense waivers or other reimbursements, was below the median expense ratio of its respective Broadridge Peer Group.

The profits to be realized by the Sub-Adviser and its affiliates, from their relationship with the Trust. The Board considered the profitability rates of the Sub-Adviser and noted that the Sub-Adviser has previously represented that it no longer accrues soft-dollar research credits and has wound down the remaining aspects of its soft-dollar program. The Board reviewed information provided by the Sub-Adviser regarding its financial stability and the profitability attributable to its agreements with the Sub-Advised Funds provided in connection with the Prior 15(c) Meeting. After such review, the Board determined that the profitability rates of the Sub-Adviser, with respect to the Sub-Advisory Agreements, were reasonable in consideration of the services provided to the Sub-Advised Funds.

Conclusions. In approving the Sub-Advisory Agreements, the Board concluded that the terms of the Sub-Advisory Agreements are fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of each Sub-Advised Fund and its shareholders. In reaching this determination, the Board considered that the Sub-Adviser is expected to continue to provide a high level of service to each Sub-Advised Fund; the performance of each Sub-Advised Fund across multiple periods and, in the case of underperforming Sub-Advised Funds, that it retained confidence in the Sub-Adviser’s capabilities to manage such Sub-Advised Funds in a manner consistent with their respective specified investment objective and strategies; that each Sub-Advised Fund’s fee structure appeared to the Board to be reasonable and fair given the nature and quality of services provided; and that the benefits accruing to the Sub-Adviser by virtue of its relationship to the Trust were reasonable in comparison with the benefits accruing to each Sub-Advised Fund. After this review and discussion, the Board concluded that the approval of the Sub-Advisory Agreements for an initial two-year term was in the best interests of each Sub-Advised Fund and its shareholders.

Information about the Interim Advisory Agreements and Interim Sub-Advisory Agreements

As discussed above, at a November 2, 2018 meeting, the Board, consisting solely of Independent Trustees, unanimously approved the Interim Advisory Agreements and Interim Sub-Advisory Agreements. To assure continuity of advisory and sub-advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreements will take effect with respect to a Fund upon the Closing of the Transaction. The terms of the Interim Advisory Agreements are substantially identical to those of the Existing Advisory Agreements and New Advisory Agreements and the terms of the Interim Sub-Advisory Agreements are substantially identical to those of the Existing Sub-Advisory Agreements and New Sub-Advisory Agreements, respectively, in each case except to reflect the new Adviser (BAM), and the duration, termination and escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreements and Interim Sub-Advisory Agreements, as applicable, are at least equivalent to the scope and quality of services provided under the applicable Existing Advisory Agreements and Existing Sub-Advisory Agreements.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix J.

As of November 1, 2018, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of: Loring Ward or its parent or subsidiaries; the Adviser or its parent or subsidiaries; or the Sub-Adviser or its parent or subsidiaries.

As of November 1, 2018, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of Loring Ward, the Adviser, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

Payment of Solicitation Expenses

Focus (the parent company of BAM) has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Loring Ward or an affiliate of Loring Ward has engaged Broadridge, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $436,500 plus any out-of-pocket expenses. Such expenses will be paid by Focus and/or its affiliates. Among other responsibilities, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; and (ii) prohibited from selling or otherwise disclosing shareholder information to any third party. Focus or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-844-670-2133 or write to Loring Ward at 10 Almaden Blvd. 15th Floor, San Jose, California 95113.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Sub-Administrator

Foreside Financial Services, LLC is the principal underwriter of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

State Street Bank and Trust Company is the sub-administrator for the Funds and whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on January 29, 2019

The Proxy Statement is available on the Internet at www.proxyvote.com.

Reports to Shareholders and Financial Statements

The annual report to Shareholders of each Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report can be obtained at no cost. To request a report for a Fund, please call 1-844-366-0905, write to Loring Ward at 10 Almaden Blvd. 15th Floor, San Jose, California 95113, or visit www.sa-funds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Funds at 1-844-366-0905. You may also notify the Funds in writing at Loring Ward at 10 Almaden Blvd. 15th Floor, San Jose, California 95113. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Loring Ward at 1-844-366-0905 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes effectively will be a vote against each of the Proposals for which the required vote is a percentage of the shares present or outstanding.

The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Broadridge at 1-844-670-2133 (toll-free). Representatives are available Monday through Friday, 9 a.m. - 10 p.m. Eastern.

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreements and the New Sub-Advisory Agreements (if applicable).

Proposals 1 and 2 - Approval of the New Advisory and Sub-Advisory Agreements

Approval of the New Advisory Agreements and New Sub-Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of each Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of each Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of a proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreements, the effectiveness of such agreements is contingent upon the Closing occurring (and the effectiveness of the New Sub-Advisory Agreement for a Fund is contingent upon the New-Advisory Agreement being approved for that Fund).

APPENDIX LIST

Appendix A - Shares Outstanding

Appendix B - Dates Relating to Existing Advisory Agreements

Appendix C - Advisory Fee Rates

Appendix D - Advisory Fees and Other Fees Paid

Appendix E - Information Regarding Officers and Directors of Loring Ward and BAM

Appendix F - Dates Relating to Existing Sub-Advisory Agreements

Appendix G - Sub-Advisory Fee Rates

Appendix H - Sub-Advisory Fees and Other Fees Paid

Appendix I - Information Regarding Officers and Directors of the Sub-Adviser

Appendix J - Principal Holders

Appendix K - Form of the New Advisory Agreement

Appendix L - Form of the New Sub-Advisory Agreements

Appendix A - Shares Outstanding

Total Number of
Outstanding Shares as
Fund	of the Record Date
SA U.S. Fixed Income Fund	61,862,134.48
SA International Value Fund	62,121,488.64
SA Global Fixed Income Fund	78,064,501.42
SA International Small Company Fund	15,422,720.71
SA U.S. Core Market Fund	31,768,276.23
SA Emerging Markets Value Fund	21,684,133.89
SA U.S. Value Fund	32,143,999.95
SA Real Estate Securities Fund	16,069,661.77
SA U.S. Small Company Fund	15,836,401.79
SA Worldwide Moderate Growth Fund	3,212,195.84

A-1

Appendix B - Dates Relating to Existing Advisory Agreements

Date Existing
		Date Existing	Advisory
		Advisory	Agreement Last
	Effective Date of	Agreement Last	Approved For
	Existing Advisory	Approved by	Continuance by
Fund	Agreement	Shareholders	Board
SA U.S. Fixed Income Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA International Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Global Fixed Income Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA International Small Company Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Core Market Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Emerging Markets Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Real Estate Securities Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Small Company Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Worldwide Moderate Growth Fund	January 23, 2009	October 30, 2008	May 25, 2018

B-1

Appendix C - Advisory Fee Rates

			Fund	Fund
			Expense	Expense
	Contractual		Limitation	Limitation
	Advisory	Administrative	(Investor	(Select
Fund	Fee Rate	Fee Rate	Class)[1]	Class)[2]
SA U.S. Fixed Income Fund	0.15%	0.10%	0.65%	0.45%
SA International Value Fund	0.45%	0.10%	1.15%	0.95%
SA Global Fixed Income Fund	0.25%	0.10%	0.75%	0.55%
SA International Small Company Fund	0.25%	0.10%	0.75%	0.55%
SA U.S. Core Market Fund	0.40%	0.10%	0.90%	0.70%
SA Emerging Markets Value Fund	0.45%	0.10%	1.35%	1.15%
SA U.S. Value Fund	0.40%	0.10%	1.00%	0.80%
SA Real Estate Securities Fund	0.35%	0.10%	0.95%	0.75%
SA U.S. Small Company Fund	0.40%	0.10%	1.15%	0.95%
SA Worldwide Moderate Growth Fund	0.00%[3]	0.00%[4]	N/A5	N/A5
____________________

[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Investor Class operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to the percentage listed in this column, with respect to the relevant Fund. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.
[2]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Select Class operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to the percentage listed in this column, with respect to the relevant Fund. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.
[3]	The management fee has two components. There is no management fee on assets invested in underlying SA Funds, any other investment companies advised or sub-advised by LWI Financial Inc., money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments.
[4]	There is no shareholder servicing fee on assets invested in underlying SA Funds, any other investment companies advised or sub-advised by the LWI Financial Inc., money market funds or held in cash or cash equivalents. The Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investments.
[5]	The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in underlying SA Funds, any other investment companies advised or sub-advised by the LWI Financial Inc., or any money market fund.

C-1

Appendix D - Advisory Fees and Other Fees Paid

Fiscal Year Ended June 30, 2018

Fund Name	Advisory Fees	Administrative Fees	Shareholder Service
	paid to Adviser	paid to Adviser	Fees paid to Adviser
SA U.S. Fixed Income Fund	$916,972	$611,315	$1,278,534
SA Global Fixed Income Fund	$1,817,228	$726,891	$1,525,311
SA U.S. Core Market Fund	$3,279,129	$772,373	$1,618,638
SA U.S. Value Fund	$2,550,142	$600,594	$1,261,048
SA U.S. Small Company Fund	$1,793,572	$422,552	$886,000
SA International Value Fund	$3,617,053	$761,903	$1,597,741
SA International Small Company Fund	$1,385,339	$369,482	$785,186
SA Emerging Markets Value Fund	$1,061,740	$223,864	$462,774
SA Real Estate Securities Fund	$599,891	$171,398	$356,449

D-1

Appendix E - Information Regarding Officers and Directors of Loring Ward and BAM

LWI Financial Inc.

Name and Address[1]	Position(s)
Potts, Alexander, Bennett	Chief Executive Officer
Lee, Howard, Hoa	Chief Operating Officer
Clinton, Michael, Ray	Chief Financial Officer
Djeu, Deborah, Daphne	Chief Compliance Officer

BAM Adviser Services, LLC

Name and Address[2]	Position(s)
Swedroe, Larry, Edward	Member of Board of Directors of BAM Management, LLC, Director Of Research
Kizer, Jared, Hardin	Chief Investment Officer
Papa, Salvatore, John	General Counsel and Chief Compliance Officer
Birenbaum, Adam, Lawrence	Member of Board of Directors of BAM Management, LLC, Chief Executive Officer
Levin, David, William	Member of Board of Directors of BAM Management, LLC, President And Chief Operating Officer
Remming, Jeffrey, Scott	Member of Board of Directors of BAM Management, LLC, Chief Innovation Officer
Anderson, Daniel, Mark	Director Of Finance
Kuhlman, Shannon, O'Toole	Member of Board of Directors of BAM Management, LLC, Chief Talent Officer
____________________

[1]	The mailing address for each officer of Loring Ward is 10 Almaden Blvd. 15th Floor, San Jose, California.
[2]	The mailing address for each officer of BAM is 8182 Maryland Avenue, St. Louis, Missouri 63105.

E-1

Appendix F - Dates Relating to Existing Sub-Advisory Agreements

Date Existing
		Date Existing	Sub-Advisory
	Effective Date of	Sub-Advisory	Agreement Last
	Existing Sub-	Agreement Last	Approved For
	Advisory	Approved by	Continuance by
Fund	Agreement	Shareholders	Board
SA U.S. Fixed Income Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA International Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Global Fixed Income Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA International Small Company Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Core Market Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Emerging Markets Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Value Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA Real Estate Securities Fund	January 23, 2009	October 30, 2008	May 25, 2018
SA U.S. Small Company Fund	January 23, 2009	October 30, 2008	May 25, 2018

F-1

Appendix G - Sub-Advisory Fee Rates

	Contractual	Sub-
	Sub-	Advisory
	Advisory	Fee
Fund	Fee Rate	Waivers
SA U.S. Fixed Income Fund	0.03%	N/A
SA International Value Fund	0.20%	N/A
SA Global Fixed Income Fund	0.03%	N/A
SA International Small Company Fund	0.00%	N/A
SA U.S. Core Market Fund	0.03%	N/A
SA Emerging Markets Value Fund	0.47%	N/A
SA U.S. Value Fund	0.10%	N/A
SA Real Estate Securities Fund	0.10%	N/A
SA U.S. Small Company Fund	0.25%	N/A

G-1

Appendix H – Sub-Advisory Fees Paid

Fiscal Year Ended June 30, 2018

Fund Name	Sub-Advisory Fees paid to Sub-Adviser
SA U.S. Fixed Income Fund	$244,449
SA Global Fixed Income Fund	$290,732
SA U.S. Core Market Fund	$280,906
SA U.S. Value Fund	$600,594
SA U.S. Small Company Fund	$1,263,105
SA International Value Fund	$1,523,806
SA International Small Company Fund	$0
SA Emerging Markets Value Fund	$1,084,772
SA Real Estate Securities Fund	$215,010

H-1

Appendix I - Information Regarding Officers and Directors of the Sub-Adviser

Name and Address[1]	Position(s) with the Sub-Adviser
Booth, David, Gilbert	Executive Chairman
Newell, Catherine	General Counsel, Secretary and Executive Vice President
Crossan, Christopher	Global Chief Compliance Officer and Vice President
O'reilly, Gerard	Co-Chief Executive Officer and Chief Investment Officer
Butler, Dave	Co-Chief Executive Officer
Hinkle, Gregory	Chief Financial Officer, Treasurer and Vice President
Dimensional Holdings Inc.	General Partner
____________________

[1]	The mailing address of each officer of the Sub-Adviser is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

I-1

Appendix J - Principal Holders

As of the Record Date, the persons shown in the table below were known to the SA Funds to own, beneficially or of record, more than 5% of the outstanding shares of any SA Fund. The nature of ownership for each position listed is “of record.”

SA U.S. Core Market Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	2,975,528.441	41.03%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,181,653.922	30.09%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	522,399.236	7.20%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	2,945,734.080	41.34%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,254,736.372	31.64%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	532,815.513	7.48%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Small Company Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,425,410.418	40.48%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,159,180.916	32.92%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	253,894.296	7.21%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Value Fund - Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,364,437.333	42.80%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,142,234.228	33.05%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	713,303.499	5.69%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Small Co Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,407,415.167	41.89%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,062,508.049	31.62%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	229,142.921	6.82%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Global Fixed Income- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	6,669,874.795	43.22%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,467,090.439	35.43%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Fixed Income Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,332,318.238	43.35%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,257,670.692	34.61%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	631,703.475	5.14%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Emerging Markets Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,854,734.944	43.04%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,416,567.709	32.87%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	276,460.522	6.41%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Real Estate Securities Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,459,654.692	44.19%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,012,645.607	30.66%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	249,044.163	7.54%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Worldwide Moderate Growth Fund
Registration	Share Balance	% of Total Shares
Pershing LLC	794,230.964	24.74%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,168,244.944	36.40%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	698,165.637	21.75%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Core Market Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	9,711,309.863	39.63%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,021,252.470	36.82%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	10,255,946.312	41.02%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	8,925,013.575	35.69%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Small Company Fund - Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	4,974,413.415	40.41%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,570,199.552	37.12%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,085,399.887	40.52%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	18,118,384.015	36.55%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Small Company Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,300,118.330	43.96%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,625,147.950	38.36%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA Global Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	25,540,837.245	40.80%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	25,170,284.192	40.21%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,347,052.089	41.09%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	19,385,568.985	39.15%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905

SA Emerging Markets Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	7,297,951.955	42.03%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,720,860.25	32.94%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	1,080,774.376	6.22%
499 Washington Blvd.
Jersey City, NJ 07310-1995

SA Real Estate Securities Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,288,895.498	41.47%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,399,423.416	34.49%
Special Custody Account For
The Exclusive Benefit of
Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	666,962.164	5.23%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Appendix K - Form of the New Advisory Agreements

SA FUNDS - INVESTMENT TRUST
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT made as of the [30th day of November, 2018] [Closing Date of Transaction], by and between SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Appendix A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and BAM Advisor Services, LLC (the “Manager”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render investment management and administrative services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Manager is hereby appointed to serve as the investment adviser and administrator to the Funds, to provide investment advisory and administrative services with respect to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager hereby accepts such appointment.

2. Retention of Sub-Advisers and Sub-Administrators. Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Manager may: (A) select and contract with: (i) one or more investment advisers (the “Sub-Advisers”) to provide to the Manager investment advice relating to the assets of a Fund and related services and/or (ii) one or more administrators (the “Sub-Administrators”) to provide certain administrative services to assist the Manager in carrying out its responsibilities as administrator to the Trust, as the Manager may from time to time deem appropriate; and/or (B) delegate any or all of its functions hereunder to one or more Sub-Advisers and/or one or more Sub-Administrators, provided that any such contract with a Sub-Adviser shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the Securities and Exchange Commission under the 1940 Act, and any such contract with a Sub-Administrator shall be approved by the Trust’s Board of Trustees. So long as any Sub-Adviser or Sub-Administrator serves as investment adviser or administrator to any Fund pursuant to a sub-advisory or sub-administration agreement, the responsibilities and obligations of the Manager under this Agreement shall be, subject in any event to the supervision and direction of the Trust’s Board of Trustees, to determine and review with such Sub-Adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for the Funds, as further described in the sub-advisory agreement, and/or to determine and review with such Sub-Administrator the policies related to the administration of the Funds, as further described in the sub-administration agreement. The retention of a Sub-Adviser or Sub-Administrator shall in no way reduce the responsibilities and obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of the Sub-Adviser or Sub-Administrator in connection with the performance of the Manager’s duties under this Agreement. The Manager may terminate the services of any Sub-Adviser or Sub-Administrator at any time, subject to the approval of the Trust’s Board of Trustees, and shall at such time assume the responsibilities and obligations of such Sub-Adviser or Sub-Administrator unless and until a successor Sub-Adviser or Sub-Administrator is selected.

3. Duties of Manager.

(a) Investment Management. The Manager shall act as investment manager to the Funds and shall supervise and direct, or cause the Sub-Adviser to supervise and direct, the investment of the Funds’ assets on behalf of the Funds (and to the extent the prospectus permits or directs investment in another open-end investment company advised by the Sub-Adviser, monitor such investment) in accordance with applicable law, the Trust’s governing documents, the investment objectives, investment program, policies and restrictions of the Funds as provided in the then-current prospectus and the then-current Statement of Additional Information contained in the Trust’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and such other limitations as the Trustees may impose from time to time in writing to the Manager. The Manager shall cause the Sub-Adviser to formulate a continuing program for the management of each Fund’s assets, and the Manager shall supervise such investment programs formulated by the Sub-Adviser and monitor the Sub-Adviser’s implementation of such investment programs. Without limiting the generality of the foregoing, the Manager shall: (i) furnish, or cause or permit the Sub-Adviser to furnish, the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (v) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Manager’s structured investing programs.

(b) Brokerage. The Manager shall place orders, or cause or permit the Sub-Adviser to place orders, for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager or the Sub-Adviser. In placing each Fund’s securities trades, it is recognized that the Manager or Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager or Sub-Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or Sub-Adviser may be a party.

It is understood that it is desirable for the Funds that the Manager and the Sub-Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. The Manager or the Sub-Adviser may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager or Sub-Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager or Sub-Adviser in connection with their services to other clients.

On occasions when the Manager or Sub-Adviser deems the purchase or sale of a security to be in the best interests of one or more of the Funds as well as of other clients, the Manager or Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide certain services required for effective administration of the Trust. The Manager shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust (including, e.g., the transfer and dividend disbursing agent or the depository agent or accounting agent).

The Manager shall provide suitable office space and furnishing (which may be in the offices of the Manager), small office equipment and utilities, supplies and postage as are necessary for the performance of its duties to the Trust under this Agreement.

The Manager shall assist the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Trust, including the Trust’s depository agent or custodian, accounting agent, transfer agent, dividend disbursing agent, subadministrator, independent accountants and legal counsel.

The Manager will ensure that all financial, accounting, corporate and other records required to be maintained and preserved by the Trust or on its behalf will be maintained in accordance with applicable laws and regulations.

The Manager shall provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates).

The Manager shall furnish to or place at the disposal of the Trust such information, reports, evaluations, analyses and opinions relating to its administrative functions as the Trust may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Trust.

The Manager shall assist in the development and preparation of all reports and communications by the Trust to the Funds’ shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Trust’s shares under federal and state law. The Manager will also prepare or assist in the preparation of all required tax returns, proxy statements and reports or filings with any governmental agency.

The Manager shall respond to all inquiries from shareholders or otherwise answer communications from shareholders. If any such inquiry or communication would be more properly answered by one of the agents listed above, the Manager will oversee their response.

4. Best Judgment and Efforts. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

5. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. Manager’s Personnel. The Manager shall, at its own expense (except as otherwise provided in this Agreement), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

7. Reports by Trust to Manager. The Trust shall from time to time furnish or otherwise make available to the Manager detailed statements of the investments and assets, prospectuses, Statements of Additional Information, financial reports, proxy statements, legal and other information relating to the business and affairs of the Trust, with respect to each Fund, as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

8. Ownership and Confidentiality of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Trust are the property of the Trust and shall be surrendered by the Manager promptly on request by the Trust. The Manager (and its affiliates) shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement or by the Trust’s Board of Trustees, or as required by applicable law. The Manager (and its affiliates) shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

9. Allocation of Expenses.

(a) Expenses Paid by the Manager.

(1) Salaries and Fees of Trustees and Officers. As between the Trust and the Manager, the Manager shall pay all salaries, expenses, and fees, if any, of the Trustees, officers, and employees of the Trust who are directors, officers, or employees of the Manager.

(2) Waiver or Assumption and Reimbursement of Trust Expenses by the Manager. The waiver or assumption and reimbursement by the Manager of any expense of the Trust that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, or assume or reimburse, the same or any similar expense of the Trust on any subsequent occasion, unless so required pursuant to a separate agreement between the Trust and the Manager.

(b) Expenses Paid by the Trust. The Trust shall bear all expenses of its organization, operation, and business not specifically waived, assumed, or agreed to be paid by the Manager as provided in this Agreement or any other agreement between the Trust and the Manager. In particular, the expenses that the Trust shall bear include, but are not limited to:

(1) Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Funds’ cash, securities, and other property.

(2) Distribution Expenses. Distribution expenses of the Funds paid pursuant to any plan of distribution that may be adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act.

(3) Shareholder Service Expenses. Shareholder service expenses of the Funds paid pursuant to the Shareholder Service Agreement between the Trust and the Manager and any similar agreement that the Trust may adopt.

(4) Transfer Agency and Dividend Disbursement. All costs of establishing, maintaining and servicing accounts of shareholders of the Funds, all fees and expenses of the Trust’s transfer agent, sub-administrator, dividend disbursing agent and any other agents engaged by the Trust to service such accounts.

(5) Shareholder Reports and Other Communications. All costs of preparing, setting in type, printing and distributing reports and other communications to shareholders of the Funds.

(6) Prospectuses. All costs of preparing, setting in type, printing and mailing to shareholders of the Funds annual or more frequent revisions of the Trust’s prospectuses and Statements of Additional Information and any supplements thereto.

(7) Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Funds, including the printing of notices and proxy materials, and proxy solicitations therefor.

(8) Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Funds and daily computation of the net asset value per share of the Funds, including the cost of any equipment obtained by the Trust, the Manager, or agents of the Trust, or a proportionate share of the cost of any equipment currently owned by the Manager, that will be used to price the Funds’ shares or value the Funds’ assets or the cost of the services of any agents engaged by the Trust for the purpose of pricing Fund shares or valuing the assets of the Funds.

(9) Communications. All charges for equipment or services used for communications with respect to the Funds between the Manager or the Trust and the depository agent or custodian, accounting pricing agent, transfer agent, dividend disbursing agent, sub-administrator or any other agent engaged by the Trust to provide services to the Funds.

(10) Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel, legal counsel to the independent Trustees, and independent accountants.

(11) Trustees’ Fees and Expenses. All compensation of Trustees (other than those Trustees affiliated with the Manager or the Sub-Adviser), all expenses incurred in connection with their services as Trustees, and all expenses of meetings of the Trust’s Board of Trustees and of committees of the Trust’s Board of Trustees.

(12) Federal Registration Fees. All fees and expenses of maintaining the registration of the Trust under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the 1933 Act, including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any post-effective amendments or supplements to the Registration Statement, prospectuses and Statements of Additional Information for the Trust under the 1933 Act or the 1940 Act that may be prepared from time to time.

(13) Blue Sky Fees. All fees and expenses (i) of filing documentation to permit the offer and sale of shares of the Trust or the Funds, as appropriate, under the securities laws of various states and jurisdictions and (ii) of maintaining the registration and qualification of the Trust or the Funds, as appropriate, under all other laws applicable to the Trust or the Funds, as appropriate, or its business activities.

(14) Issue, Redemption and Transfer of the Funds’ Shares. All expenses incurred in connection with the issue, redemption and transfer of the Funds’ shares, including the expenses of confirming all share transactions and of transmitting share certificates, if any are issued, for the Funds.

(15) Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust’s Board of Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by the Trust’s Board of Trustees.

(16) Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Funds’ portfolio securities.

(17) Taxes. All taxes or governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

(18) Trade Association Fees. All fees, dues, costs of attendance at meetings and conferences and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

(19) Performance Information. Industry performance reporting services fees reasonably necessary for the Trust’s Board of Trustees to keep current regarding industry and regulatory requirements.

(20) Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, employees and agents.

10. Fees.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all investment advisory and administrative services furnished or provided to such Fund pursuant to this Agreement, the fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager. In addition to the fees for investment advisory and administrative services, each Fund shall pay to the Manager, and the Manager shall in turn pay to the Sub-Adviser, the sub-advisory fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

(b) The fees shall be accrued daily by each Fund and paid to the Manager monthly on the first business day of the next calendar month.

(c) If this Agreement becomes effective or terminates prior to the end of any month, the fee to the Manager for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. In the case of termination, such fee shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of one or more Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to in writing prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to in writing by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus.

(e) The Manager may agree in writing not to require payment of any portion of the compensation otherwise due to it pursuant to this Agreement prior to the time such compensation has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation due to the Manager hereunder.

11. Fund Share Activities of Managers, Directors, Officers and Employees. The Manager agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

13. Manager’s Liabilities.

(a) Neither the Manager nor any of its directors, officers, employees or agents performing services for the Trust, with respect to the Funds, at the direction or request of the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Manager’s services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates; provided, that nothing herein contained shall be construed to protect the Manager or any such persons against any liability to the Trust or its shareholders to which the Manager or such persons would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement in the performance of its or their duties on behalf of the Trust or for failure by the Manager or any such persons to exercise due care in rendering other services to the Trust.

(b) The Funds shall indemnify and hold harmless the Manager and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties under this Agreement, or by reason of reckless disregard of the obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect the Manager, any director or officer of the Manager, or any Trustee or officer of the Trust, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

14. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

15. Term. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Appendix A hereto. This Agreement shall remain in effect with respect to a Fund for a period of two years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund. Any approval of this Agreement by a majority of the outstanding voting securities of a particular Fund shall be effective to continue this Agreement with respect to that Fund, notwithstanding (i) that a comparable agreement has not been approved by the vote of a majority of the outstanding voting securities of any other Fund, or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. The Manager shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

16. Amendment of Agreement. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the Securities and Exchange Commission or its staff, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

17. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the Manager, or by the Manager upon sixty (60) days’ prior written notice to the Trust. In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

18. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof.

19. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

21. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SA FUNDS - INVESTMENT TRUST		BAM Advisor Services, LLC

By:	/s/	By:	/s/
Name:		Name:
Title:		Title:

Appendix A

Fund Schedule

Fund	Effective Date
SA Global Fixed Income Fund	Date approved by shareholders
SA U. S. Core Market Fund	Date approved by shareholders
SA U. S. Value Fund	Date approved by shareholders
SA U. S. Small Company Fund	Date approved by shareholders
SA International Value Fund	Date approved by shareholders
SA International Small Company Fund	Date approved by shareholders
SA U. S. Fixed Income Fund	Date approved by shareholders
SA Emerging Markets Value Fund	Date approved by shareholders
SA Real Estate Securities Fund	Date approved by shareholders

Appendix B

Fee Schedule

		Administrative	Sub-Advisory
	Advisory Fee as	Fee as a	Fee as a
	a percentage of	percentage of	percentage of
	average daily	average daily	average daily
Fund	net assets	net assets	net assets
SA Global Fixed Income Fund	0.25%	0.10%	0.03%
SA U. S. Core Market Fund	0.40%	0.10%	0.03%
SA U. S. Value Fund	0.40%	0.10%	0.10%
SA U. S. Small Company Fund	0.40%	0.10%	0.25%
SA International Value Fund	0.45%	0.10%	0.20%
SA International Small Company Fund	0.25%	0.10%	0.00%
SA U. S. Fixed Income Fund	0.15%	0.10%	0.03%
SA Emerging Markets Value Fund	0.45%	0.10%	0.47%
SA Real Estate Securities Fund	0.35%	0.10%	0.10%

SA FUNDS - INVESTMENT TRUST
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT made as of [November 30, 2018] [Closing Date of Transaction] by and between SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Appendix A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and BAM Advisor Services, LLC (the “Manager”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render investment management and administrative services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Manager is hereby appointed to serve as the investment adviser and administrator to the Funds, to provide investment advisory and administrative services with respect to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager hereby accepts such appointment.

2. Retention of Sub-Administrators. Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Manager may: (i) select and contract with one or more administrators (the “Sub-Administrators”) to provide certain administrative services to assist the Manager in carrying out its responsibilities as administrator to the Trust, as the Manager may from time to time deem appropriate; and/or (ii) delegate any or all of its functions hereunder to one or more Sub-Administrators, provided that any such contract with a Sub-Administrator shall be approved by the Trust’s Board of Trustees. So long as any Sub-Administrator serves as sub-administrator to any Fund pursuant to a sub-administration agreement, the responsibilities and obligations of the Manager under this Agreement shall include, subject in any event to the supervision and direction of the Trust’s Board of Trustees, to determine and review with such Sub-Administrator the policies related to the administration of the Funds, as further described in the sub-administration agreement, and oversee the performance by the Sub-Administrator of the delegated duties. The retention of a Sub-Administrator shall in no way reduce the responsibilities and obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of the Sub-Administrator in connection with the performance of the Manager’s duties under this Agreement. The Manager may terminate the services of any Sub-Administrator at any time, subject to the approval of the Trust’s Board of Trustees, and shall at such time assume the responsibilities and obligations of such Sub-Administrator unless and until a successor Sub-Administrator is selected.

3. Duties of Manager.

(a) Investment Management. The Manager shall act as investment manager to the Funds and shall supervise and direct the investment of the Funds’ assets on behalf of the Funds in accordance with applicable law, the Trust’s governing documents, the investment objectives, investment program, policies and restrictions of the Funds as provided in the then-current prospectus and the then-current Statement of Additional Information contained in the Trust’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and such other limitations as the Trust’s Board of Trustees may impose from time to time in writing to the Manager. The Manager shall formulate and implement a continuing program for the management of each Fund’s assets. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (v) vote all proxies received in connection with securities held by the Funds; and (vi) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Manager’s structured investing programs.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will use its best efforts to secure the most favorable price and efficient execution, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below.

It is understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. The Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with their services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interests of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide certain services required for effective administration of the Trust. The Manager shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust (including such agents as the transfer and dividend disbursing agent, depository agent or custodian, or accounting agent).

The Manager shall provide suitable office space and furnishing (which may be in the offices of the Manager), small office equipment and utilities, supplies and postage as are necessary for the performance of its duties to the Trust under this Agreement.

The Manager shall assist the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Trust, including the Trust’s depository agent or custodian, accounting agent, transfer agent, dividend disbursing agent, sub-administrator, independent accountants and legal counsel.

The Manager will maintain, or cause to be maintained, all financial, accounting, corporate and other records required to be maintained and preserved by the Trust or on its behalf in accordance with applicable laws and regulations.

The Manager shall provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, employees or other agents of the Manager or its affiliates).

The Manager shall furnish to or place at the disposal of the Trust such information, reports, evaluations, analyses and opinions relating to its administrative functions as the Trust may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Trust.

The Manager shall assist in the development and preparation of all reports and communications by the Trust to the Funds’ shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Trust’s shares under federal and state law. The Manager will also prepare or assist in the preparation of all required tax returns, proxy statements and reports or filings with any governmental agency.

The Manager shall respond to all inquiries from shareholders or otherwise answer communications from shareholders. If any such inquiry or communication would be more properly answered by one of the agents listed above, the Manager will relay the inquiry or communication to such agent and oversee their response.

4. Best Judgment and Efforts. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

5. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Trust and the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. Manager’s Personnel. The Manager shall, at its own expense (except as otherwise provided in this Agreement), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

7. Reports by Trust to Manager. The Trust shall from time to time furnish or otherwise make available to the Manager detailed statements of the investments and assets, prospectuses, Statements of Additional Information, financial reports, proxy statements, legal and other information relating to the business and affairs of the Trust, with respect to each Fund, as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

8. Ownership and Confidentiality of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Trust are the property of the Trust and shall be surrendered by the Manager promptly on request by the Trust. The Manager (and its affiliates) shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement or by the Trust’s Board of Trustees, or as required by applicable law. The Manager (and its affiliates) shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

9. Allocation of Expenses.

(a) Expenses Paid by the Manager.

(1) Salaries and Fees of Trustees and Officers. As between the Trust and the Manager, the Manager shall pay all salaries, expenses, and fees, if any, of the Trustees, officers, and employees of the Trust who are directors, officers, employees or other agents of the Manager.

(2) Waiver or Assumption and Reimbursement of Trust Expenses by the Manager. The waiver or assumption and reimbursement by the Manager of any expense of the Trust that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, or assume or reimburse, the same or any similar expense of the Trust on any subsequent occasion, unless so required pursuant to a separate agreement between the Trust and the Manager.

(b) Expenses Paid by the Trust. The Trust shall bear all expenses of its organization, operation, and business not specifically waived, assumed, or agreed to be paid by the Manager as provided in this Agreement or any other agreement between the Trust and the Manager. In particular, the expenses that the Trust shall bear include, but are not limited to:

(1) Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Funds’ cash, securities, and other property.

(2) Distribution Expenses. Distribution expenses of the Funds paid pursuant to any plan of distribution that may be adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act.

(3) Shareholder Service Expenses. Shareholder service expenses of the Funds paid pursuant to the Shareholder Service Agreement between the Trust and the Manager and any similar agreement that the Trust may adopt.

(4) Transfer Agency and Dividend Disbursement. All costs of establishing, maintaining and servicing accounts of shareholders of the Funds, all fees and expenses of the Trust’s transfer agent, sub-administrator, dividend disbursing agent and any other agents engaged by the Trust to service such accounts.

(5) Shareholder Reports and Other Communications. All costs of preparing, Edgarizing, setting in type, printing and distributing reports and other communications to shareholders of the Funds and filing the same, if necessary, with regulatory authorities.

(6) Prospectuses. All costs of preparing, Edgarizing, setting in type, printing and mailing to shareholders of the Funds annual or more frequent revisions of the Trust’s prospectuses and Statements of Additional Information and any supplements thereto and filing the same with regulatory authorities.

(7) Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Funds, including the printing of notices and proxy materials, and proxy solicitations therefor.

(8) Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Funds and daily computation of the net asset value per share of the Funds, including the cost of any equipment obtained by the Trust, the Manager, or agents of the Trust, or a proportionate share of the cost of any equipment currently owned by the Manager, that will be used to price the Funds’ shares or value the Funds’ assets or the cost of the services of any agents engaged by the Trust for the purpose of pricing Fund shares or valuing the assets of the Funds.

(9) Communications. All charges for equipment or services used for communications with respect to the Funds between the Manager or the Trust and the depository agent or custodian, accounting or pricing agent, transfer agent, dividend disbursing agent, sub-administrator or any other agent engaged by the Trust to provide services to the Funds.

(10) Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel, legal counsel to the independent Trustees, and independent accountants.

(11) Trustees’ Fees and Expenses. All compensation of Trustees (other than those Trustees affiliated with the Manager), all expenses incurred in connection with their services as Trustees, and all expenses of meetings of the Trust’s Board of Trustees and of committees of the Trust’s Board of Trustees.

(12) Federal Registration Fees. All fees and expenses of maintaining the registration of the Trust under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the 1933 Act, including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any post-effective amendments or supplements to the Registration Statement, prospectuses and Statements of Additional Information for the Trust under the 1933 Act or the 1940 Act that may be prepared from time to time.

(13) Blue Sky Fees. All fees and expenses (i) of filing documentation to permit the offer and sale of shares of the Trust or the Funds, as appropriate, under the securities laws of various states and jurisdictions and (ii) of maintaining the registration and qualification of the Trust or the Funds, as appropriate, under all other laws applicable to the Trust or the Funds, as appropriate, or its business activities.

(14) Issue, Redemption and Transfer of the Funds’ Shares. All expenses incurred in connection with the issue, redemption and transfer of the Funds’ shares, including the expenses of confirming all share transactions and of transmitting share certificates, if any are issued, for the Funds.

(15) Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust’s Board of Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by the Trust’s Board of Trustees.

(16) Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Funds’ portfolio securities.

(17) Taxes. All taxes or governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

(18) Trade Association Fees. All fees, dues, costs of attendance at meetings and conferences and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

(19) Performance Information. Industry performance reporting services fees reasonably necessary for the Trust’s Board of Trustees to keep current regarding industry and regulatory requirements.

(20) Acquired Fund Fees and Expenses. All fees and expenses associated with investments by the Funds in any investment company or other pooled investment vehicle.

(21) Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, employees and agents.

10. Fees.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept as full compensation for all investment advisory and administrative services furnished or provided to such Fund pursuant to this Agreement, the fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager, subject to any approvals required by the 1940 Act.

(b) The fees shall be accrued daily by each Fund and paid to the Manager monthly on the first business day of the next calendar month.

(c) If this Agreement becomes effective or terminates prior to the end of any month, the fee to the Manager for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. In the case of termination, such fee shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of one or more Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to in writing prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to in writing by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus.

(e) The Manager may agree in writing not to require payment of any portion of the compensation otherwise due to it pursuant to this Agreement prior to the time such compensation has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation due to the Manager hereunder.

11. Fund Share Activities of Managers, Directors, Officers and Employees. The Manager agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

13. Manager’s Liabilities.

(a) Neither the Manager nor any of its directors, officers, employees or agents performing services for the Trust, with respect to the Funds, in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Manager’s services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates; provided, that nothing herein contained shall be construed to protect the Manager or any such persons against any liability to the Trust or its shareholders to which the Manager or such persons would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement in the performance of its or their duties on behalf of the Trust or for failure by the Manager or any such persons to exercise due care in rendering other services to the Trust.

(b) The Funds shall indemnify and hold harmless the Manager and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties under this Agreement, or by reason of reckless disregard of the obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect the Manager, any director or officer of the Manager, or any Trustee or officer of the Trust, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

14. Non-Exclusivity. The Trust’s employment of the Manager and the provision of services to the Trust by the Manager are not exclusive arrangements. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein, and the Manager may from time to time furnish similar services to other individuals or entities.

15. Term. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Appendix A hereto. This Agreement shall remain in effect with respect to a Fund for a period of two years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund. Any approval of this Agreement by a majority of the outstanding voting securities of a particular Fund shall be effective to continue this Agreement with respect to that Fund, notwithstanding (i) that a comparable agreement has not been approved by the vote of a majority of the outstanding voting securities of any other Fund, or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. The Manager shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

16. Amendment of Agreement. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the Securities and Exchange Commission or its staff, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

17. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the Manager, or by the Manager upon sixty (60) days’ prior written notice to the Trust. In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

18. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof.

19. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

21. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

BAM Advisor Services, LLC	SA FUNDS - INVESTMENT TRUST

/s/	/s/
Name:	Name:
Title:	Title:

Exhibit (d)(ii)

Appendix A

Fund Schedule

Fund	Effective Date
SA Worldwide Conservative Fund	Date approved by shareholders
SA Worldwide Moderate Fund	Date approved by shareholders
SA Worldwide Equity Fund	Date approved by shareholders

Appendix B

Fee Schedule

The advisory and administrative fees for each Fund have two components: (i) fees on Affiliated Fund Assets (defined below); and (ii) fees on Other Assets (defined below).

No Advisory Fee or Administrative Fee on Affiliated Fund Assets. “Affiliated Fund Assets” means the assets of a Fund invested in any series of the Trust, any other investment companies advised or sub-advised by the Adviser, any money market funds, or held as cash or cash equivalents. There are no advisory or administrative fees on Affiliated Fund Assets.

Advisory Fee and Administrative Fee on Other Assets. “Other Assets” means the assets of a Fund that are not Affiliated Fund Assets. The advisory and administrative fees on Other Assets are stated at the annual rates as a percentage of a Fund’s average daily net assets as set forth below:

	Advisory	Administrative
Fund	Fee	Fee
SA Worldwide Conservative Fund	0.25%	0.10%
SA Worldwide Moderate Fund	0.25%	0.10%
SA Worldwide Equity Fund	0.25%	0.10%

Appendix L - Form of the New Sub-Advisory Agreements

SA FUNDS - INVESTMENT TRUST
INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT made as of the [30th day of November, 2018] [Closing Date of Transaction], by and among SA FUNDS - INVESTMENT TRUST (the “Trust”), BAM Advisor Services, LLC (the “Adviser”), and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership and registered investment adviser (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory and Administrative Services Agreement as of the [30th day of November, 2018] [Closing Date of Transaction] with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser has agreed to act in such capacity;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to provide sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a) the Trust’s Declaration of Trust and all amendments thereto or restatements thereof (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b) the Trust’s By-Laws and all amendments thereto;

(c) resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d) the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) on January 11, 1999 and all amendments thereto;

(e) the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 33-70423) and under the 1940 Act (File No. 811-09195) as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

(f) the Trust’s most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the “Prospectus”).

The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor the Funds’ investments (and to the extent the Prospectus permits or directs investments in another open-end investment company advised by the Sub-Adviser, monitor such investments), and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as contained in the Prospectus. The Sub-Adviser and the Adviser will make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

The Sub-Adviser further agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable U.S. rules and regulations pertaining to its investment advisory activities;

(c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. The Sub-Adviser will place orders for the purchase or sale of securities with a view to receiving the best price and execution for such purchase or sale. Where the Sub-Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services which assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Adviser or any of its affiliated brokers or dealers, the Sub-Adviser or any affiliated person of either the Trust, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act;

(d) will report regularly to the Adviser and to the Trust’s Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Trust’s Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser (including, without limitation, with respect to benefits obtained from brokerage);

(e) will maintain books and records with respect to the Trust’s securities transactions and will furnish the Adviser and the Trust’s Board of Trustees such periodic and/or special reports as the Adviser or the Trust’s Board of Trustees may request;

(f) will act upon instructions from the Adviser not inconsistent with its fiduciary duties hereunder;

(g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

(h) will receive the research and recommendations of the Adviser with respect to the investment and reinvestment of the assets of the Funds; and

(i) will vote proxies received by the Sub-Adviser in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Trust and the Adviser agree that the Sub-Adviser shall not advise or act for the Trust or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Funds or the issuers of such securities.

4. The Adviser’s Duties. The Adviser shall continue to have responsibility for all other services to be provided to the Funds pursuant to its Investment Advisory and Administrative Services Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. The Adviser shall also retain direct portfolio management responsibility with respect to any assets of a Fund that are not allocated by the Adviser to the portfolio management of the Sub-Adviser.

5. References to the Sub-Adviser. During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Funds or the public, which refer to the Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery, attn: Legal Department.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to maintain the records required to be maintained by subsections (b)(1), (b)(5), (b)(9), (b)(10), (b)(11), (e) and (f) of Rule 31a-1 under the 1940 Act and preserve them for the periods prescribed by Rule 3la-2 under the 1940 Act.

7. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, custodial fees and expenses and stamp duties, if any) purchased for the Funds.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto.

9. Services to Others. The Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser’s acts in such capacities, provided that whenever one or more of the Funds and one or more other investment companies or accounts advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a manner believed by the Sub-Adviser to be equitable consistent with its fiduciary obligations to the Funds and such other investment entities. The Adviser recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Client Suitability. The Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not any of the Funds are suitable and appropriate investments for the clients who invest in such Funds.

11. Limitation of Liability. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under this Agreement, except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

12. Indemnification. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

13. Duration and Termination. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Schedule A hereto. This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for successive periods of twelve (12) months so long as such continuation is specifically approved at least annually by (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the other parties, or by the Adviser or the Sub-Adviser, as to all Funds, (i) upon one (1) year’s prior written notice to the Trust and the other party, (ii) if either the Adviser or the Sub-Adviser shall materially breach this Agreement and such breach shall remain uncured for a period of sixty (60) days, the non-breaching party may terminate this Agreement upon expiration of the sixty-day period, or (iii) in the event that the Trust terminates this Agreement with respect to either the Adviser or the Sub-Adviser, the non-terminated party may terminate this Agreement concurrent with the Fund’s termination.

This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

14. Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is in writing executed by each party hereto and, to the extent required by the 1940 Act or the rules or regulations thereunder (unless an exemptive or other relief granted by the Securities and Exchange Commission or its staff apply), approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

15. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the investment and management of the funds.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SA FUNDS - INVESTMENT TRUST

By:	/s/
Name:
Title:

DIMENSIONAL FUND ADVISORS LP

By:	Dimensional Holdings Inc., general partner

By:	/s/
Name:
Title:

BAM Advisor Services, LLC

By:	/s/
Name:
Title:

SCHEDULE A

Fund	Effective Date	Fee
SA Global Fixed Income Fund	Date approved by shareholders	3 basis points annually
SA U. S. Core Market Fund	Date approved by shareholders	3 basis points annually
SA U. S. Value Fund	Date approved by shareholders	10 basis points annually
SA U. S. Small Company Fund	Date approved by shareholders	25 basis points annually
SA International Value Fund	Date approved by shareholders	20 basis points annually
SA International Small Company Fund	Date approved by shareholders	0 basis points annually
SA U. S. Fixed Income Fund	Date approved by shareholders	3 basis points annually
SA Emerging Markets Value Fund	Date approved by shareholders	47 basis points annually
SA Real Estate Securities Fund	Date approved by shareholders	10 basis points annually